Exhibit 32.1

                           CERTIFICATIONS PURSUANT TO

                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                              (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Conversion Services International, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), Scott Newman, Chief Executive Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Scott Newman
-----------------------------
Scott Newman
Chief Executive Officer
April 20, 2006